UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

Embarq Corporation

(Exact name of registrant as specified in charter)

Delaware	001-32732	20-2923630
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5454 W. 110th Street, Overland Park, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 323-4637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 27, 2009, CenturyTel, Inc. and Embarq Corporation announced that shareholders of both companies approved all proposals related to their pending merger transaction.

Please see the accompanying press release included as Exhibit 99.1 concerning the shareholder approval of the merger.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press release dated January 27, 2009 announcing shareholder approval of merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2009

EMBARQ CORPORATION

By:	/s/ Claudia Toussaint
Name:	Claudia Toussaint
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Press release dated January 27, 2009 announcing shareholder approval of merger.